JUNE 24, 2025
SUPPLEMENT TO
THE HARTFORD STRATEGIC INCOME FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for The Hartford Strategic Income Fund. Accordingly, effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the following footnote is added next to Mr. Marvan’s name in the portfolio manager table:
*
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Marvan’s portfolio management responsibilities for the Fund will transition to Campe Goodman, CFA in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7746
June 2025